EXHIBIT 32.1

                             NEW YORK HEALTH CARE, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of New York Health Care, Inc. (the "Company") for the quarter ended September 30, 2004 (the "Form 10-Q"), I, Jerry Braun, President and Chief Executive Officer of New York Health Care, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


Date: November 22, 2004

                                                    /s/ Jerry Braun
                                                    -----------------------
                                                    Jerry Braun
                                                    President and Chief
                                                    Executive Officer


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